Premier Asset Builder Variable Annuity

Issued by

Transamerica Life Insurance Company

Supplement Dated June 2, 2003

to the

Prospectus dated May 1, 2003

Effective June 2, 2003, the Federated International Small Company Fund II subaccount (the “subaccount”) is closed to new investors. This means the subaccount is not available to anyone who purchases a policy after June 1, 2003. This also means that if you purchased a policy before June 2, 2003, but did not have any policy value in the subaccount on June 2, 2003, then you cannot elect this investment option.

If you have policy value in the Federated International Small Company Fund II subaccount on June 2, 2003, you may do all of the following (subject to the terms and conditions contained in the Prospectus) as long as you maintain a balance in the subaccount:

•	allocate additional premium payments to the subaccount;
•	transfer into or out of the subaccount;
•	withdraw amounts from the subaccount; and
•	maintain your current investment in the subaccount.

    Please Note:

If at any time you transfer or withdraw all of your policy value from the Federated International

Small Company Fund II subaccount, then you can no longer invest in the Federated International

Small Company Fund II subaccount.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Premier Asset Builder Variable Annuity dated May 1, 2003